Exhibit 10.4
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. 0026		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BYCODE		ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)CODE		ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(X)	9A. AMENDMENT OF SOLICITATION NO.
ACHAOGEN, INC. 1361331 ACHAOGEN, INC. 7000 SHORELINE 7000 SHORELINE CT STE 371 SOUTH SAN FRANCISCO CA 940801957
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000046C
CODE1361331	FACILITY CODE			10B. DATED (SEE ITEM 13) 09/01/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐		The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers		☐ is extended	☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing
Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date. etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D.OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties and FAR Clause 52.217-7
E. IMPORTANT:	Contractor	☐ is not	☒ is required to sign this document and return 2 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:  68-0533693

DUNS Number:  167293153

A.The purpose of this bi-lateral modification is to update the list of Key Personnel.

Under Article G.3., Key Personnel, the current list of contract Key Personnel is hereby deleted and replaced with a list of the following Achaogen employees:

1. Lynn Connolly, VP, Late Development, Principal Investigator

2. Anne Keane, Sr. Dir. Regulatory & Quality, Regulatory Director

3. Neil Andersen, Dir. Process Chemistry, Drug Substance Manufacturing Manager

4. Matthew Metz, Dir. Alliance Management, BARDA Liason

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Tobin C. Schilke CFO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) THOMAS P. HASTINGS
15B. CONTRACTOR/OFFEROR /s/ Tobin Schilke (Signature of person authorized to sign)		15C. DATE SIGNED 3/30/17	16B. UNITED STATES OF AMERICA /s/ Thomas P. Hastings (Signature of Contracting Officer)		16C. DATE SIGNED 3/30/2017
NSN 7540-01-152-8070 Previous edition unusable				STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET		REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201000046C/0026			PAGE OF
					2	2
NAME OF OFFEROR OR CONTRACTOR ACHAOGEN, INC. 1361331
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

5. Jim Kirchner, Dir. Process Chemistry, Drug Product Manufacturing and Drug

Registration Manager

B. This is a bi-lateral, no cost modification. The total amount obligated and all other terms and conditions remain unchanged.

Period of performance:  09/19/2010 to 12/31/2017

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110